Supplement dated December 1, 2010
To
DAVIS NEW YORK VENTURE FUND
Prospectus
dated December 1, 2010
and
Statement of Additional Information
Dated December 1, 2010
The section of the prospectus titled “How to Open an Account” has been expanded to add the following purchase option for Class Y shares:
•	Through a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Davis Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company and which has entered into an agreement with Davis Distributors, LLC.
The section of the Statement of Additional Information entitled “Selecting the Appropriate Class of Shares” has been expanded to add the following purchase option for Class Y shares:
Through a registered investment advisor (RIA) who initially invests for clients an aggregate of at least $100,000 in Davis Funds through a fund “supermarket” or other mutual fund trading platform sponsored by a broker-dealer or trust company and which has entered into an agreement with Davis Distributors, LLC.